                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the 11th day of October,
2004

AMONG:

        MAXIM MORTGAGE CORPORATION, a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at
        7740 Roswell Road, Suite 400, Atlanta, Georgia 30350

        ("MXMO")

AND:

        THOMAS EQUIPMENT 2004, INC., a corporation formed pursuant to the laws of Canada and having an office for business located at 29 Hawkins Rd.,
        Centerville, New Brunswick E7K 3G4.

        ("TE2004")

AND:

        THOMAS VENTURES, INC., a corporation formed pursuant to the laws of
        Delaware and having an office for business located at 3408 Dover Road,
        Pompano Beach, FL 33062

        ("Ventures", and together with TE2004, "TEQ")

AND:

        The common stockholders of TE2004 set forth on the signature page

        (the "TE2004 Stockholders")

AND:

        The common shareholders of Ventures as set forth on the signature page

        (the "Ventures Shareholders" and together with the TE2004
        Stockholders, the "TEQ Stockholders")

WHEREAS:

A. TE2004 is a Canadian corporation formed to purchase and operate the Canadian assets of Thomas Equipment, Ltd. and Ventures is a Delaware corporation formed to purchase the US assets of Thomas Equipment, Ltd., which acquisitions shall be deemed to occur immediately prior to the completion of the transactions contemplated by this Agreement;

B. MXMO is a reporting company under Section 15(d) of the Securities Exchange
Act of 1934, whose common stock is quoted on the NASD "Bulletin Board" and which is not presently engaged in any business;

C. The respective Boards of Directors of MXMO and TEQ and the TEQ Stockholders
deem it advisable and in the best interests of MXMO and TEQ that all of the outstanding common shares of TEQ be acquired by MXMO (the "Reorganization"), pursuant to this Agreement; and

D. It is intended that the Reorganization shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section
368(b) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1     In this Agreement the following terms will have the following meanings:

        (a) "Acquisition Shares" means 17,020,000 MXMO Common Shares to be issued by the board of directors of MXMO to the TEQ Stockholders at Closing pursuant to the terms of the Reorganization and to be allocated among the TEQ Stockholders as set forth in Schedule "S" hereto;

        (b) "Agreement" means this agreement and plan of reorganization among
            MXMO, and TEQ;

        (c) "MXMO Accounts Payable and Liabilities" means all accounts payable and liabilities of MXMO, on a consolidated basis, due and owing or otherwise constituting a binding obligation of MXMO and its subsidiaries (other than a MXMO Material Contract) as of June 30,
            2004, as set forth is Schedule "B" hereto;

        (d) "MXMO Accounts Receivable" means all accounts receivable and other debts owing to MXMO, on a consolidated basis, as of June 30, 2004, as set forth in Schedule "C" hereto;

        (e) "MXMO Assets" means the undertaking and all the property and assets of the MXMO Business of every kind and description wheresoever situated including, without limitation, MXMO Equipment, MXMO Inventory, MXMO
            Material Contracts, MXMO Accounts Receivable, MXMO Cash, MXMO
            Intangible Assets and MXMO Goodwill, and all credit cards, charge cards and banking cards issued to MXMO;

        (f) "MXMO Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of MXMO and its subsidiaries or relating to the
            MXMO Business as set forth in Schedule "D" hereto;

        (g) "MXMO Business" means all aspects of any business conducted by MXMO and its subsidiaries;

        (h) "MXMO Cash" means all cash on hand or on deposit to the credit of MXMO and its subsidiaries on the Closing Date;

        (i) "MXMO Common Shares" means the shares of common stock in the capital of MXMO;

        (j) "MXMO Debt to Related Parties" means the debts owed by MXMO and its subsidiaries to any affiliate, director or officer of MXMO as described in Schedule "E" hereto;

        (k) "MXMO Equipment" means all machinery, equipment, furniture, and furnishings used in the MXMO Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

        (l) "MXMO Financial Statements" means, collectively, the audited consolidated financial statements of MXMO for the fiscal year ended
            December 31, 2003, and the unaudited consolidated financial statements of MXMO for the six month period ended June 30, 2004, true copies of which are attached as Schedule "A" hereto;

        (m) "MXMO Goodwill" means the goodwill of the MXMO Business including the right to all corporate, operating and trade names associated with the
            MXMO Business, or any variations of such names as part of or in connection with the MXMO Business, all books and records and other information relating to the MXMO Business, all necessary licenses and authorizations and any other rights used in connection with the MXMO
            Business;

        (n) "MXMO Insurance Policies" means the public liability insurance and insurance against loss or damage to the MXMO Assets and the MXMO
            Business as described in Schedule "G" hereto;

        (o) "MXMO Intangible Assets" means all of the intangible assets of MXMO and its subsidiaries, including, without limitation, MXMO Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of MXMO and its subsidiaries;

        (p) "MXMO Inventory" means all inventory and supplies of the MXMO Business as of June 30, 2004, as set forth in Schedule "H" hereto;

        (q) "MXMO Material Contracts" means the burden and benefit of and the right, title and interest of MXMO and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which MXMO or its subsidiaries are entitled whereunder MXMO or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

        (r) "Canadian Law" means the Business Corporations Act of Canada;

        (s) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

        (t) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

        (u) "Place of Closing" means the offices of Sichenzia Ross Friedman
            Ference LLP, or such other place as MXMO and TEQ may mutually agree upon;

        (v) "Reorganization" means the acquisition of the TEQ Common Shares pursuant to this Agreement and Plan of Reorganization;

        (w) "Reorganization Consideration" means the Acquisition Shares;

        (x) "State Corporation Law" means the General Corporation Law of the State of Delaware

        (y) "TEQ Accounts Payable and Liabilities" means all accounts payable and liabilities of TEQ, due and owing or otherwise constituting a binding obligation of TEQ (other than a TEQ Material Contract) as of October
            1, 2004 as set forth in Schedule "K" hereto;

        (z) "TEQ Accounts Receivable" means all accounts receivable and other debts owing to TEQ, as of October 1, 2004 as set forth in Schedule "L"
            hereto;

        (aa) "TEQ Assets" means the undertaking and all the property and assets of the TEQ Business of every kind and description wheresoever situated including, without limitation, TEQ Equipment, TEQ Inventory, TEQ
             Material Contracts, TEQ Accounts Receivable, TEQ Cash, TEQ Intangible
             Assets and TEQ Goodwill, and all credit cards, charge cards and banking cards issued to TEQ, together with the right to acquire the assets of Thomas Equipment, Ltd.;

        (bb) "TEQ Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of TEQ or relating to the TEQ Business as set forth in Schedule "M" hereto;

        (cc) "TEQ Business" means all aspects of the business conducted by TEQ;

        (dd) "TEQ Cash" means all cash on hand or on deposit to the credit of TEQ on the Closing Date;

        (ee) "TEQ Common Shares" means all of the issued and outstanding shares of
             TE2004 and Ventures common stock.

        (ff) "TEQ Debt to Related Parties" means the debts owed by TEQ and its subsidiaries to the TEQ Shareholder or to any family member thereof, or to any affiliate, director or officer of TEQ or the TEQ Shareholder as described in Schedule "N";

        (gg) "TEQ Equipment" means all machinery, equipment, furniture, and furnishings used in the TEQ Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

        (hh) "TEQ Financial Statements" means collectively, the consolidated balance sheet of TEQ as of October 1, 2004, with substantially no assets or liabilities, true copies of which are attached as Schedule
             "J" hereto, together with the audited consolidated financial statements of TEQ for the period ended October 31, 2004, which will disclose consolidated total assets of at least $25,000,000 and consolidated net worth of at least $9,000,000. Subject to the consent of MXMO, unaudited financial statements for the same period shall be acceptable;

        (ii) "TEQ Goodwill" means the goodwill of the TEQ Business together with the exclusive right of MXMO to represent itself as carrying on the TEQ
             Business in succession of TEQ subject to the terms hereof, and the right to use any words indicating that the TEQ Business is so carried on including the right to use the name "TEQ" or "TEQ International" or any variation thereof as part of the name of or in connection with the
             TEQ Business or any part thereof carried on or to be carried on by
             TEQ, the right to all corporate, operating and trade names associated with the TEQ Business, or any variations of such names as part of or in connection with the TEQ Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the TEQ Business, all necessary licenses and authorizations and any other rights used in connection with the TEQ Business;

        (jj) "TEQ Insurance Policies" means the public liability insurance and insurance against loss or damage to TEQ Assets and the TEQ Business as described in Schedule "P" hereto;

        (kk) "TEQ Intangible Assets" means all of the intangible assets of TEQ, including, without limitation, TEQ Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of
             TEQ and its subsidiaries;

        (ll) "TEQ Inventory" means all inventory and supplies of the TEQ Business as of October 1, 2004 as set forth in Schedule "Q" hereto;

        (mm) "TEQ Material Contracts" means the burden and benefit of and the right, title and interest of TEQ in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which TEQ is entitled in connection with the TEQ Business whereunder TEQ is obligated to pay or entitled to receive the sum of
             $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

        (nn) "TEQ Preference Shares" means the 1,000 outstanding shares of TEQ preferred Stock; and

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.
The Schedules to this Agreement are as follows:

Information concerning MXMO

         Schedule "A"        MXMO Financial Statements
         Schedule "B"        MXMO Accounts Payable and Liabilities
         Schedule "C"        MXMO Accounts Receivable
         Schedule "D"        MXMO Bank Accounts
         Schedule "E"        MXMO Debts to Related Parties
         Schedule "F"        MXMO Equipment
         Schedule "G"        MXMO Insurance Policies
         Schedule "H"        MXMO Inventory
         Schedule "I"        MXMO Material Contracts

Information concerning TEQ

         Schedule "J"        TEQ Financial Statements
         Schedule "K"        TEQ Accounts Payable and Liabilities
         Schedule "L"        TEQ Accounts Receivable
         Schedule "M"        TEQ Bank Accounts
         Schedule "N"        TEQ Debts to Related Parties
         Schedule "O"        TEQ Equipment
         Schedule "P"        TEQ Insurance Policies
         Schedule "Q"        TEQ Inventory
         Schedule "R"        TEQ Material Contracts
         Schedule "S"        TEQ Stockholder Allocations

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                               THE REORGANIZATION
The Reorganization

2.1 At Closing, MXMO shall acquire the TEQ Common Shares pursuant to this
Agreement.

Articles of Incorporation; Bylaws; Directors and Officers

2.2 The Articles of Incorporation of TEQ from and after the Closing shall be the
Articles of Incorporation of TEQ until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of Canadian Law and State Corporation Law. The Bylaws of TEQ from and after the Closing shall be the Bylaws of TEQ as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, and as provided by
Canadian Law and State Corporation Law. The officers and directors of the MXMO at the time of the Closing shall resign and be replaced by representatives of
TEQ as nominated by the board of directors of TEQ.

Exchange of Securities

2.3 At the time of the Closing, by virtue of the Reorganization and without any action on the part of MXMO or TEQ, each of the TEQ Common Shares shall be exchanged for the Acquisition Shares, and shall be allocated among the TEQ
Stockholders as set forth in Schedule "S" hereto.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                            OF MXMO AND JOEL ARBERMAN

Representations and Warranties

3.1 MXMO and Joel Arberman joint and severally represent and warrant in all material respects to TEQ and the TEQ Shareholders, with the intent that TEQ and the TEQ Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

MXMO - Corporate Status and Capacity

        (a) Incorporation. MXMO is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

        (b) Carrying on Business. MXMO does not currently conduct business, except for the actual operations of the corporation which are carried on in Georgia and does not carry on any other material business activity in any other jurisdictions. MXMO is duly authorized to carry on such business in Georgia. The nature of the MXMO Business does not require MXMO to register or otherwise be qualified to carry on business in any other jurisdictions;

        (c) Corporate Capacity. MXMO has the corporate power, capacity and authority to own the MXMO Assets and to enter into and complete this Agreement;

        (d) Reporting Status; Listing. MXMO is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934 (the
            "Exchange Act"), MXMO Common Shares are quoted on the NASD
            "Bulletin Board". MXMO has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a)
            or 15(d) thereof, for the three years preceding the date hereof
            (or such shorter period as the MXMO was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its
            Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the
            rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which MXMO is a party or to which the property or assets of MXMO are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of MXMO included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with
            GAAP applied on a consistent basis during the periods involved
            (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the
            Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of MXMO as at the dates thereof and the results of its operations and cash flows for the periods then ended. MXMO's Common Stock is listed on the OTC
            Bulletin Board, and MXMO is not aware of any facts which would make MXMO's Common Stock ineligible for quotation on the OTC
            Bulletin Board;

MXMO - Capitalization

        (e) Authorized Capital. The authorized capital of MXMO consists of
            200,000,000 MXMO Common Shares, $0.0001 par value and 5,000,000 shares of preferred stock. $0.0001 par value, of which 39,811,638
            MXMO Common Shares, and 0 shares of Preferred Stock are presently issued and outstanding;

        (f) No Option. Other than securities to be issued at or about the time of Closing to Laurus Master Fund, Ltd. or affiliates
            thereof, no person, firm or corporation has any agreement, warrant or option or any right capable of becoming an agreement or option for the acquisition of MXMO Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of MXMO, except for warrants to purchase up to
            910,000 MXMO Common Shares at prices from $0.05-0.15 per share;

        (g) Capacity. MXMO has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

MXMO - Records and Financial Statements

        (h) Charter Documents. The charter documents of MXMO have not been altered since the incorporation of each, respectively, except as filed in the record books of MXMO;

        (i) Corporate Minute Books. The corporate minute books of MXMO and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by MXMO and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of MXMO and its subsidiaries. MXMO and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

        (j) MXMO Financial Statements. The MXMO Financial Statements present fairly, in all material respects, the assets and liabilities
            (whether accrued, absolute, contingent or otherwise) of MXMO, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the MXMO Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

        (k) MXMO Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of MXMO or its subsidiaries which are not disclosed in Schedule "B" hereto or reflected in the MXMO Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the MXMO Financial Statements, and neither MXMO nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation.
            Without limiting the generality of the foregoing, all accounts payable and liabilities of MXMO and its subsidiaries as of June
            30, 2004 are described in Schedule "B" hereto;

        (l) MXMO Accounts Receivable. All the MXMO Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of MXMO, any claim by the obligor for set-off or counterclaim;

        (m) MXMO Bank Accounts. All of the MXMO Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

        (n) No Debt to Related Parties. Except as disclosed in Schedule "E"
            hereto, neither MXMO nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of MXMO except accounts payable on account of bona fide business transactions of MXMO incurred in normal course of the
            MXMO Business, including employment agreements, none of which are more than 30 days in arrears;

        (o) No Related Party Debt to MXMO. No director or officer or affiliate of MXMO is now indebted to or under any financial obligation to MXMO or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

        (p) No Dividends. No dividends or other distributions on any shares in the capital of MXMO have been made, declared or authorized since the date of MXMO Financial Statements;

        (q) No Payments. Except for the repayment to Joel Arberman of outstanding debt in the amount of $18,936, no payments of any kind have been made or authorized since the date of the MXMO
            Financial Statements to or on behalf of officers, directors, shareholders or employees of MXMO or its subsidiaries or under any management agreements with MXMO or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

        (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting MXMO or its subsidiaries;

        (s) No Adverse Events. Since the date of the MXMO Financial
            Statements

            (i) there has not been any material adverse change in the
                financial position or condition of MXMO, its subsidiaries, its liabilities or the MXMO Assets or any damage, loss or
                other change in circumstances materially affecting MXMO, the
                MXMO Business or the MXMO Assets or MXMO's right to carry on the MXMO Business, other than changes in the ordinary course of business,

           (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting MXMO, its subsidiaries, the MXMO
                Business or the MXMO Assets,

           (iii)there has not been any material increase in the
                compensation payable or to become payable by MXMO to any of
                MXMO's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

           (iv) the MXMO Business has been and continues to be carried on in the ordinary course,

           (v)  MXMO has not waived or surrendered any right of material value,

           (vi) Neither MXMO nor its subsidiaries have discharged or
                satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary
                course of business, and

           (vii)no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

MXMO - Income Tax Matters

        (t) Tax Returns. All tax returns and reports of MXMO and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by MXMO and its subsidiaries or in
            accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

        (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by MXMO or its
            subsidiaries. MXMO is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including

                                       10

            aggressive treatment of income and expenses in filing earlier tax returns;

MXMO - Applicable Laws and Legal Matters

        (v) Licenses. MXMO and its subsidiaries hold all licenses and permits as may be requisite for carrying on the MXMO Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the MXMO Business;

        (w) Applicable Laws. Neither MXMO nor its subsidiaries have been charged with or received notice of breach of any laws,
            ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the MXMO Business
            (greater than $2,500), and to MXMO's knowledge, neither MXMO nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the MXMO Business;

        (x) Pending or Threatened Litigation. There is no material (greater than $2,500) litigation or administrative or governmental
            proceeding pending or threatened against or relating to MXMO, its subsidiaries, the MXMO Business, or any of the MXMO Assets nor
            does MXMO have any knowledge of any deliberate act or omission of
            MXMO or its subsidiaries that would form any material basis for any such action or proceeding;

        (y) No Bankruptcy. Neither MXMO nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against MXMO or its subsidiaries and no order has been made or a resolution passed for the winding-up,
            dissolution or liquidation of MXMO or its subsidiaries;

        (z) Labor Matters. Neither MXMO nor its subsidiaries are party to any collective agreement relating to the MXMO Business with any labor union or other association of employees and no part of the MXMO
            Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of MXMO, has made any attempt in that regard;

        (aa)Finder's Fees. Neither MXMO nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

        (bb)Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions
            contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of MXMO;

        (cc)No Violation or Breach. The execution and performance of this
            Agreement will not:

                                       11

            (i) violate the charter documents of MXMO or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which MXMO or its subsidiaries are party,

           (ii) give any person any right to terminate or cancel any
                agreement including, without limitation, the MXMO Material
                Contracts, or any right or rights enjoyed by MXMO or its
                subsidiaries,

           (iii)result in any alteration of MXMO's or its subsidiaries'
                obligations under any agreement to which MXMO or its
                subsidiaries are party including, without limitation, the
                MXMO Material Contracts,

           (iv) result in the creation or imposition of any lien,
                encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the MXMO Assets,

           (v)  result in the imposition of any tax liability to MXMO or its subsidiaries relating to the MXMO Assets, or

           (vi) violate any court order or decree to which either MXMO or its subsidiaries are subject;

The MXMO Assets - Ownership and Condition

        (dd)Business Assets. The MXMO Assets comprise all of the property and assets of the MXMO Business, and no other person, firm or
            corporation owns any assets used by MXMO or its subsidiaries in operating the MXMO Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in
            Schedules "F" or "I" hereto;

        (ee)Title. MXMO or its subsidiaries are the legal and beneficial owner of the MXMO Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F"
            or "I" hereto;

        (ff)No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the MXMO Assets;

        (gg)MXMO Insurance Policies. MXMO and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the MXMO Assets and the MXMO Business as described in Schedule
            "G" hereto;

        (hh)MXMO Material Contracts. The MXMO Material Contracts listed in
            Schedule "I" constitute all of the material contracts of MXMO and its subsidiaries;

        (ii)No Default. There has not been any default in any material obligation of MXMO or any other party to be performed under any of the MXMO Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and MXMO is not aware of any default in the obligations of any other party to any of the MXMO Material
            Contracts;

        (jj)No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any
            employee of MXMO or its subsidiaries. Neither MXMO nor its

                                       12

            subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

MXMO Assets - MXMO Equipment

        (kk)MXMO Equipment. The MXMO Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

MXMO Assets - MXMO Goodwill and Other Assets

        (ll)MXMO Goodwill. MXMO and its subsidiaries do not carry on the MXMO
            Business under any other business or trade names. MXMO does not have any knowledge of any infringement by MXMO or its
            subsidiaries of any patent, trademarks, copyright or trade secret;

The MXMO Business

        (mm)Maintenance of Business. Since the date of the MXMO Financial
            Statements, MXMO and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

        (nn)Subsidiaries. MXMO does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

MXMO - Acquisition Shares

        (oo)Acquisition Shares. The Acquisition Shares when delivered to the holders of TEQ Common Shares pursuant to the Reorganization shall be validly issued and outstanding as fully paid and
            non-assessable shares and the Acquisition Shares shall be
            transferable upon the books of MXMO, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Reorganization and Survival

3.2 The representations and warranties of MXMO and Joel Arberman contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by TEQ, the representations and warranties of MXMO and Joel Arberman shall survive the
Closing.

Indemnity

3.3 MXMO and Joel Arberman agree to indemnify and save harmless TEQ and the TEQ
Stockholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of MXMO to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by MXMO to TEQ hereunder.

                                       13

                                   ARTICLE 4
                               COVENANTS OF MXMO

Covenants

4.1 MXMO covenants and agrees with TEQ and the TEQ Stockholders that it will:

        (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

        (b) Preservation of Business. Until the Closing, use its best efforts to preserve the MXMO Business and the MXMO Assets and, without limitation, preserve for TEQ, MXMO's relationships with any third party having business relations with them;

        (c) Access. Until the Closing, give TEQ and its representatives full access to all of the properties, books, contracts, commitments and records of MXMO, and furnish to TEQ and its representatives all such information as they may reasonably request;

        (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Reorganization and to preserve and maintain the
            MXMO Assets notwithstanding the change in control of TEQ arising from the Reorganization; and

        (e) Name Change. Forthwith take such steps are required to change the name of MXMO to "Thomas Equipment, Inc." or such similar name as may be acceptable to the board of directors of TEQ.

        (f) Reverse Stock Split. Prior to the Closing, MXMO will effect a one-for-40 reverse split of its outstanding shares of common stock.
            Such reverse stock split shall also be applicable to all outstanding options or warrants for the purchase of MXMO Common Stock.

Authorization

4.2 MXMO hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting MXMO and its subsidiaries to release any and all information in their possession respecting MXMO and its subsidiaries to TEQ.
MXMO shall promptly execute and deliver to TEQ any and all consents to the release of information and specific authorizations which TEQ reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of TEQ.

                                       14

                                   ARTICLE 5
         REPRESENTATIONS AND WARRANTIES OF TEQ AND THE TEQ SHAREHOLDERS

Representations and Warranties

5.1 TEQ and each of the TEQ Shareholders, jointly and severally represent and warrants in all material respects to MXMO, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

TEQ - Corporate Status and Capacity

        (a) Incorporation. TE2004 is a corporation duly incorporated and validly subsisting under the laws of Canada, and is in good standing therewith. Ventures is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware and is in good standing with the office of the Secretary of State of Delaware;

        (b) Carrying on Business. TE2004 does not carry on any material business activity in any jurisdiction. TE2004 has an office in New Brunswick and in no other locations. The nature of the TE2004 Business does not require TE2004 to register or otherwise be qualified to carry on business in any other jurisdiction. Ventures does not carry on any material business activity in any jurisdiction. The nature of the
            Ventures Business does not require TEQ to register or otherwise be qualified to carry on business in any other jurisdiction;

        (c) Corporate Capacity. TEQ has the corporate power, capacity and authority to own TEQ Assets, to carry on the Business of TEQ and to enter into and complete this Agreement;

TEQ - Capitalization

        (d) Authorized Capital. The authorized capital of TE2004 consists of an unlimited number of common shares and 1,000 preference shares, of which 13,020,000 common shares and no preference shares will be issued and outstanding as of the Closing Date. Ventures has an authorized capital of 20,000,000 shares of common stock, of which 4,000,000 shares will be issued and outstanding as of the Closing Date;

        (e) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the purchase, subscription or issuance of any of the unissued shares in the capital of TEQ;

        (f) No Restrictions. There are no restrictions on the transfer, sale or other disposition of TEQ Common Shares contained in the charter documents of TEQ or under any agreement which would prevent the sale of such shares to MXMO;

        (g) No Liens. The outstanding TEQ Common Shares are free of all liens, charges or encumbrances of any kind or nature.

                                       15

TEQ - Records and Financial Statements

        (h) Charter Documents. The charter documents of TEQ have not been altered since its incorporation date, except as filed in the record books of
            TEQ;

        (i) Corporate Minute Books. The corporate minute books of TEQ are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by TEQ which required director or shareholder approval are reflected on the corporate minute books of
            TEQ. TEQ is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

        (j) TEQ Financial Statements. The TEQ Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of TEQ, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the TEQ
            Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

        (k) TEQ Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of TEQ which are not disclosed in Schedule "K" hereto or reflected in the TEQ Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the TEQ Financial Statements, and TEQ has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of
            TEQ as of October 1, 2004] are described in Schedule "K" hereto;

        (l) TEQ Accounts Receivable. All TEQ Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of TEQ, any claim by the obligor for set-off or counterclaim;

        (m) TEQ Bank Accounts. All of the TEQ Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in
            Schedule "M" hereto;

        (n) No Debt to Related Parties. Except as disclosed in Schedule "N"
            hereto, TEQ is not, and on Closing will not be, materially indebted to any affiliate, director or officer of TEQ except accounts payable on account of bona fide business transactions of TEQ incurred in normal course of TEQ Business, including employment agreements, none of which are more than 30 days in arrears;

        (o) No Related Party Debt to TEQ. No director, officer or affiliate of TEQ are now indebted to or under any financial obligation to TEQ on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

        (p) No Dividends. No dividends or other distributions on any shares in the capital of TEQ have been made, declared or authorized since the date of the TEQ Financial Statements;

        (q) No Payments. No payments of any kind have been made or authorized since the date of the TEQ Financial Statements to or on behalf of officers, directors, shareholders or employees of TEQ or under any management agreements with TEQ, except payments made in the ordinary

                                       16

            course of business and at the regular rates of salary or other remuneration payable to them;

        (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting TEQ;

        (s) No Adverse Events. Since the date of the TEQ Financial Statements:

            (i) there has not been any material adverse change in the
                consolidated financial position or condition of TEQ, its
                liabilities or the TEQ Assets or any damage, loss or other change in circumstances materially affecting TEQ, the TEQ Business or the TEQ Assets or TEQ's right to carry on the TEQ Business, other than changes in the ordinary course of business,

           (ii) there has not been any damage, destruction, loss or other event
                (whether or not covered by insurance) materially and adversely affecting TEQ, the TEQ Business or the TEQ Assets,

           (iii)there has not been any material increase in the compensation payable or to become payable by TEQ to any of TEQ's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

           (iv) the TEQ Business has been and continues to be carried on in the ordinary course,

           (v)  TEQ has not waived or surrendered any right of material value,

           (vi) TEQ has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current
                liabilities in the ordinary course of business, and

           (vii)no capital expenditures in excess of $10,000 individually or
                $30,000 in total have been authorized or made;

TEQ - Income Tax Matters

        (t) Tax Returns. All tax returns and reports of TEQ required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by TEQ or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

        (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by TEQ. TEQ is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

TEQ - Applicable Laws and Legal Matters

        (v) Licenses. TEQ holds all licenses and permits as may be requisite for carrying on the TEQ Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the TEQ Business;

                                       17

        (w) Applicable Laws. TEQ has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the TEQ Business, and, to TEQ's knowledge, TEQ is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the TEQ Business;

        (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to TEQ, the TEQ Business, or any of the TEQ
            Assets, nor does TEQ have any knowledge of any deliberate act or omission of TEQ that would form any material basis for any such action or proceeding;

        (y) No Bankruptcy. TEQ has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against TEQ and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of TEQ;

        (z) Labor Matters. TEQ is not a party to any collective agreement relating to the TEQ Business with any labor union or other association of employees and no part of the TEQ Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of TEQ, has made any attempt in that regard and TEQ has no reason to believe that any current employees will leave TEQ's employ as a result of this
            Reorganization.

        (aa)Finder's Fees. TEQ is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

        (bb)Authorization and Enforceability. The execution and delivery of this
            Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of TEQ;

        (cc)No Violation or Breach. The execution and performance of this
            Agreement will not

            (i) violate the charter documents of TEQ or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which TEQ is a party,

           (ii) give any person any right to terminate or cancel any agreement including, without limitation, TEQ Material Contracts, or any right or rights enjoyed by TEQ,

           (iii)result in any alteration of TEQ's obligations under any agreement to which TEQ is a party including, without limitation, the TEQ Material Contracts,

           (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the TEQ Assets,

                                       18

           (v)  result in the imposition of any tax liability to TEQ relating to
                TEQ Assets or the TEQ Common Shares, or

           (vi) violate any court order or decree to which either TEQ is subject;

TEQ Assets - Ownership and Condition

        (dd) Business Assets. The TEQ Assets comprise all of the property and assets of the TEQ Business, and no other person, firm or corporation owns any assets used by TEQ in operating the TEQ Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

        (ee) Title. TEQ is the legal and beneficial owner of the TEQ Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

        (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the TEQ Assets;

        (gg) TEQ Insurance Policies. TEQ maintains the public liability insurance and insurance against loss or damage to the TEQ Assets and the TEQ
             Business as described in Schedule "P" hereto;

        (hh) TEQ Material Contracts. The TEQ Material Contracts listed in Schedule
             "R" constitute all of the material contracts of TEQ;

        (ii) No Default. There has not been any default in any material obligation of TEQ or any other party to be performed under any of TEQ Material
             Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and TEQ is not aware of any default in the obligations of any other party to any of the TEQ Material Contracts;

        (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of TEQ. TEQ is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

TEQ Assets - TEQ Equipment

        (kk) TEQ Equipment. The TEQ Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

TEQ Assets - TEQ Goodwill and Other Assets

        (ll) TEQ Goodwill. TEQ carries on the TEQ Business only under the name
             "Thomas Equipment 2004" and "Thomas Ventures" and variations thereof and under no other business or trade names. TEQ does not have any knowledge of any infringement by TEQ of any patent, trademark, copyright or trade secret;

The Business of TEQ

                                       19

        (mm) Maintenance of Business. Since the date of the TEQ Financial
             Statements, the TEQ Business has been carried on in the ordinary course and TEQ has not entered into any material agreement or commitment except in the ordinary course; and

        (nn) Subsidiaries. TEQ does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and TEQ does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Reorganization and Survival

5.2 The representations and warranties of TEQ and the TEQ Shareholders contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by MXMO, the representations and warranties of TEQ and the TEQ Shareholders shall survive the
Closing.

Indemnity

5.3 TEQ and the TEQ Shareholders jointly and severally agree to indemnify and save harmless MXMO from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of TEQ to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by TEQ to MXMO hereunder.

                                   ARTICLE 6
                                COVENANTS OF TEQ

Covenants

6.1 TEQ covenants and agrees with MXMO that it will:

        (a) Conduct of Business. Until the Closing, conduct the TEQ Business diligently and in the ordinary course consistent with the manner in which the TEQ Business generally has been operated up to the date of execution of this Agreement;

        (b) Preservation of Business. Until the Closing, use its best efforts to preserve the TEQ Business and the TEQ Assets and, without limitation, preserve for MXMO TEQ's relationships with their suppliers, customers and others having business relations with them;

        (c) Access. Until the Closing, give MXMO and its representatives full access to all of the properties, books, contracts, commitments and records of TEQ relating to TEQ, the TEQ Business and the TEQ Assets, and furnish to MXMO and its representatives all such information as they may reasonably request;

        (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Reorganization and to preserve and maintain the

                                       20

            TEQ Assets, including the TEQ Material Contracts, notwithstanding the change in control of TEQ arising from the Reorganization;

        (e) Reporting and Internal Controls. From and after the Closing Date, the board of directors of TEQ shall forthwith take all required actions to implement internal controls on the business of TEQ to ensure that TEQ and MXMO comply with Section 13(b)(2) of the Securities and Exchange
            Act of 1934;

        (f) Audited Financial Statements. Immediately upon execution of this
            Agreement, cause to be prepared audited financial statements of TEQ in compliance with the requirements of Regulation SB as promulgated by the Securities and Exchange Commission, such audited financial statements to be provided no later than 74 days after the Closing
            Date; and

        (g) Name Change. Forthwith take such steps are required to change the name of MXMO to "Thomas Equipment, Inc." or such similar name as may be acceptable to the board of directors of TEQ.

Authorization

6.2 TEQ hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting TEQ to release any and all information in their possession respecting TEQ to MXMO. TEQ shall promptly execute and deliver to
MXMO any and all consents to the release of information and specific authorizations which MXMO reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of MXMO.

                                   ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of MXMO

7.1 MXMO's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

        (a) all documents or copies of documents required to be executed and delivered to MXMO hereunder will have been so executed and delivered;

        (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by TEQ at or prior to the Closing will have been complied with or performed;

        (c) MXMO shall have completed its review and inspection of the books and records of TEQ and shall be satisfied with same in all material respects;

        (d) the TEQ Assets and TEQ Common Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

                                       21

        (e) subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of TEQ, its liabilities or the TEQ Assets or any damage, loss or other change in circumstances materially and adversely affecting the TEQ Business or the TEQ Assets or TEQ's right to carry on the TEQ Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

           (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to TEQ or the TEQ Business
                (whether or not covered by insurance) materially and adversely affecting TEQ, the TEQ Business or the TEQ Assets;

        (f) MXMO will have issued 188,362 restricted shares to MXMO's officers and directors, either in exchange for debt or services rendered (prior to a reverse stock split on a one-for-40 basis);

        (g) The Business Plan of TEQ previously presented to MXMO shall be materially true and accurate as of the Closing Date;

        (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

        (i) the closing of the reverse stock split by MXMO of the 40,000,000 shares that are issued and outstanding on a one-for-40 basis such that
            MXMO will have issued and outstanding no more than 1,000,000 common shares and no preferred shares; and

        (j) TEQ shall have provided to MXMO on the Closing Date a certificate signed by its President containing appropriate representations and warranties concerning, among other things, the absence of existing and potential litigation or governmental proceedings, in form and content reasonably acceptable to MXMO and its counsel

Waiver by MXMO

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of MXMO and any such condition may be waived in whole or in part by MXMO at or prior to Closing by delivering to TEQ a written waiver to that effect signed by MXMO. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, MXMO shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of TEQ

7.3 The obligation of TEQ to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

        (a) all documents or copies of documents required to be executed and delivered to TEQ hereunder will have been so executed and delivered;

        (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by MXMO at or prior to the Closing will have been complied with or performed;

                                       22

        (c) TEQ shall have completed its review and inspection of the books and records of MXMO and its subsidiaries and shall be satisfied with same in all material respects;

        (d) MXMO will have delivered the Acquisition Shares to be issued pursuant to the terms of the Reorganization to TEQ at the Closing and the
            Acquisition Shares will be registered on the books of MXMO in the name of the holder of TEQ Common Shares at the Closing;

        (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

        (f) subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of MXMO, its subsidiaries, their liabilities or the
                MXMO Assets or any damage, loss or other change in circumstances materially and adversely affecting MXMO, the MXMO Business or the
                MXMO Assets or MXMO' right to carry on the MXMO Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

           (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to MXMO or the MXMO Business
                (whether or not covered by insurance) materially and adversely affecting MXMO, its subsidiaries, the MXMO Business or the MXMO
                Assets;

        (h) MXMO's issued and outstanding common share capital shall be reduced to
            1,000,000 MXMO Common Shares in connection with a one-for-40 stock split and the outstanding options and warrants shall also be subject to such split;

        (i) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

        (j) the satisfaction of all liabilities of MXMO on or prior to the Closing
            Date;

        (k) MXMO shall be current in its filing obligations with the SEC;

        (l) TEQ will have hired an experienced financial public relations firm to act as MXMO's financial public relations representative after the
            Closing;

        (m) MXMO's President, Joel Arberman, shall have signed a lockup-leakout agreement, whereby he agrees not to sell his shares for a period of 60 days after the Closing without the prior written consent of TEQ; and
            that after such 60-day period, any shares then owned by him will not be publicly sold in an amount totaling more than one-quarter of his shares in any calendar month period without the prior written consent of TEQ; and

        (n) MXMO shall have provided to TEQ on the Closing Date a certificate signed by its CEO containing appropriate representations and warranties concerning, among other things, the absence of existing and potential litigation or governmental proceedings, in form and content reasonably acceptable to TEQ and its counsel.

                                       23

Waiver by TEQ

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of TEQ and any such condition may be waived in whole or in part by TEQ at or prior to the Closing by delivering to MXMO a written waiver to that effect signed by TEQ. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing TEQ shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this
Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before October 30, 2004, - this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this
Agreement and all information and documents received from TEQ and MXMO and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that MXMO will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on
Form 8-K with the Securities and Exchange Commission respecting the proposed
Reorganization contemplated hereby together with such other documents as are required to maintain the currency of MXMO's filings with the Securities and
Exchange Commission, subject to the review and approval of TEQ of any and all copy and/or documents drafted by MXMO.

EXPENSES

7.8 Each party hereto shall bear its own costs and expenses in connection with this Agreement.

                                   ARTICLE 8
                                      RISK

Material Change in the Business of TEQ

8.1 If any material loss or damage to the TEQ Business occurs prior to Closing and such loss or damage, in MXMO's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, MXMO shall, within two (2) days following any such loss or damage, by notice in writing to TEQ, at its option, either:

                                       24

        (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

        (b) elect to complete the Reorganization and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to MXMO's obligations to carry out the transactions contemplated hereby, be vested in TEQ or otherwise adequately secured to the satisfaction of MXMO on or before the
            Closing Date.

Material Change in the MXMO Business

8.2 If any material loss or damage to the MXMO Business occurs prior to Closing and such loss or damage, in TEQ's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, TEQ shall, within two (2) days following any such loss or damage, by notice in writing to MXMO, at its option, either:

        (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

        (b) elect to complete the Reorganization and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to TEQ's obligations to carry out the transactions contemplated hereby, be vested in MXMO or otherwise adequately secured to the satisfaction of TEQ on or before the Closing
            Date.

                                   ARTICLE 9
                                    CLOSING

Closing

9.1 The Reorganization and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by TEQ and the TEQ Stockholders

9.2 On or before the Closing, TEQ will deliver or cause to be delivered to MXMO:

        (a) the original or certified copies of the charter documents of TEQ and all corporate records documents and instruments of TEQ, the corporate seal of TEQ and all books and accounts of ;

        (b) all reasonable consents or approvals required to be obtained by TEQ for the purposes of completing the Reorganization and preserving and maintaining the interests of TEQ under any and all TEQ Material
            Contracts and in relation to TEQ Assets;

        (c) certified copies of such resolutions of the stockholders and directors of TEQ as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

        (d) an acknowledgement from TEQ of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

                                       25

        (e) such other documents as MXMO may reasonably require to give effect to the terms and intention of this Agreement; and

        (f) stock certificates endorsed by TEQ Stockholders giving MXMO at least
            90% ownership of TEQ Common Stock.

Documents to be Delivered by MXMO

9.3 On or before the Closing, MXMO shall deliver or cause to be delivered to
TEQ:

        (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of TEQ Common Stock;

        (b) certified copies of such resolutions of the directors of MXMO as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

        (c) a certified copy of a resolution of the directors of MXMO dated as of the Closing Date appointing the nominees of TEQ as officers of TEQ;

        (d) an undated resolution of the directors of MXMO appointing the nominees of the board of directors of TEQ listed below in Article 10 to the board of directors of MXMO;

        (e) resignations of all of the officers and directors of MXMO as of the
            Closing Date;

        (f) an acknowledgement from MXMO of the satisfaction of the conditions precedent set forth in section 7.1 hereof; and

        (g) such other documents as TEQ may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

        Forthwith after the Closing, MXMO and TEQ agree to use all their best efforts to:

        (a) issue a news release reporting the Closing; and

        (b) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 71 days following the filing of such Form 8-K, to file and amended Form 8-K which includes audited financial statements of TEQ as well as pro forma financial information of TEQ and MXMO as required by Regulation SB as promulgated by the Securities and Exchange Commission.

                                       26

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

        (a) MXMO:

                  Maxim Mortgage Corporation
                  7740 Roswell Road
                  Suite 400
                  Atlanta, GA 30350
                  Attn:  Joel Arberman
                  Phone:  (404) 591-0670
                  Telecopier:  (404) 795-0952

        (b) TEQ:

                  Thomas Equipment 2004, Inc.
                  29 Hawkins Rd.
                  Centerville, New Brunswick E7K 3G4
                  Attn:  Clifford M. Rhee, P. Eng.
                  Phone: (506) 276-4511
                  Telecopier:  (506) 276-4308

                  Thomas Ventures, Inc.
                  3408 Dover Road
                  Pompano Beach, FL 33062
                  Phone:  (954)-532-0240
                  Telecopier: (954)-301-0240

                                       27

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among TEQ, the TEQ Stockholders and MXMO respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among TEQ, the TEQ Stockholders and MXMO with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of Delaware.

                 [Remainder of page intentionally left blank.]

                                       28

IN WITNESS WHEREOF the parties have executed this Agreement  effective as of the day and year first above written.

                                            MAXIM MORTGAGE CORPORATION

                                            By:/s/ JOEL ARBERMAN
                                            Name:  Joel Arberman
                                            Title: President

                                            THOMAS EQUIPMENT 2004, INC.

                                            By: /s/ CLIFFORD M. RHEE
                                            Name: Clifford M. Rhee
                                            Title:  President

                                            THOMAS VENTURES, INC.

                                            By: /s/ DAVID MARKS
                                            Name:  David Marks
                                            Title:  Chairman

                                            /s/ JOEL ARBERMAN
                                               Joel Arberman,
                                               Solely with respect to Sections 3.1, 3.2 and 3.3

THOMAS EQUIPMENT 2004, INC. STOCKHOLDERS

--------------------------------

--------------------------------

THOMAS VENTURES INC. STOCKHOLDERS